EXHIBIT 10.57

                                 LEASE AGREEMENT

     This Lease Agreement, made this 8th day of July, by and between Executive Park Partnership, 300 Executive Park Building, 320 Executive Court, Little Rock, Arkansas 72205, hereinafter referred to as "Lessor," and Pharmacy Associates, Inc., hereinafter referred to as "Lessee".

                                   WITNESSETH:

     1. Office Space and Term. Lessor, in consideration of the rentals to be paid and of the covenants, conditions, and agreements to be kept and performed by Lessee, hereby leases to the Lessee, and Lessee hereby leases from Lessor, that certain space ("Office Space"), in Executive Park Building ("Building"), 320 Executive Court, Little Rock, Arkansas, which Office Space consists of approximately 1,435 rentable square feet of area, as outlined in red on the attached Exhibit A.

     Unless sooner terminated by the terms of this Lease, the Term of this Lease shall commence on the first day of July, 1999 ("Starting Date"), and end at midnight on the 30th day of April, 2002 ("Ending Date"). If, for any reason, other than acts or omissions by Lessee or its agents, Lessor cannot deliver possession of the Office Space to Lessee on or before the Starting Date, then there shall be an abatement of rent for the period after the Starting Date that the Lessor is unable to deliver possession, and the Ending Date shall be extended for an identical period, its being the parties' intent that this Lease have a complete Term of thirty-four (34) months.

     2. Rent. Lessee agrees to pay to Lessor as annual rental without deductions, set-off, prior notice, or demand, the sum of $20,951.00 ("Rent"), payable in equal monthly installments of $1,745.92. The first monthly installment of Rent shall be due in advance on or before the first full calendar month of the Term, with future payments due on or before the first day of each month thereafter during the Term, subject to any adjustments in this Lease. In the event that the Starting Date is on any day other than the first day of a calendar month, then the first monthly installment of Rent shall include the prorated Rent for the first partial month. Rent and all other sums payable by Lessee to Lessor under this Lease shall be paid to Lessor, without deduction or offset, at the following address: Terry Moore & Associates, Inc., 320 Executive Court, Suite 300, Little Rock, Arkansas 72205, or at such other place as Lessor may later specify in writing.

     The Rent shall be increased annually, on each anniversary of the Starting Date, by an amount equal to four percent of the Rent in effect for the immediately preceding 12-month period as follows:

                                   Annual Rent      Monthly Rent

July 1, 1999 - April 30, 2000      $20,951.00       $1,745.92
May 1, 2000 -  April 30, 2001      $21,789.04       $1,815.75
May 1, 2001 -  April 30, 2002      $22,660.60       $1,888.38

          a. Additional Rent. Whenever under the Lease any sum of money is required to be paid by Lessee in addition to the Rent, whether or not such sum is herein described as "Additional Rent," said sum shall, at Lessor's option, if not paid when due, be deemed "Additional Rent" and shall be collectible as such with the next installment of Rent thereafter falling due.

          b. Late Charge. Lessee agrees that a late charge equal to the lesser of (i) five percent of the late installment of Rent; or (ii) such maximum percentage as allowed by Arkansas law, will be added to the installment of Rent then due if payment thereof is not received by Lessor on or before the tenth day of the month in which it is due. Checks returned for any reason shall be considered nonpayment of rent, and the late charge shall apply.

     3. Use of Office Space. The Office Space shall be used by Lessee as a business or professional office to include sales (other than the retail sales of merchandise), service, demonstration, and storage and for no other purposes without the prior written consent of Lessor. Lessee shall not do or permit to be done in or about the Office Space, nor keep or permit to be brought or kept therein which is prohibited by, or which would in any way conflict with, any law, statute, ordinance, or governmental rule or regulation now in force or which may later be enacted or promulgated, which will in any way obstruct or interfere with the rights of other tenants in the Building, which will impair the proper and economic maintenance, operation, or repair of the Office Space or the Building, or which is prohibited by or will increase the existing premiums for any fire, casualty, or other insurance policy which Lessor has placed on the Building or its contents. Lessee further agrees not to cause, maintain, or permit any nuisance in, on, or about the Office Space or commit or suffer to be committed any waste in, on, or about the Office Space or Building.

     Lessee agrees that, if it uses the Office Space to operate a place of "public accommodation," as that term is defined in the Americans with Disabilities Act of 1990, as amended ("ADA"), that Lessee will be responsible for and shall comply with all requirements of the ADA. If Lessee determines that architectural barriers must be removed from the Office Space in order for Lessee's business to comply with the ADA, then Lessee shall by written request seek Lessor's approval for such alterations. Any such alterations shall be conducted in accordance with the provisions of Paragraph 9. If Lessee determines that architectural barriers must be removed from the Building in order for Lessee's business to comply with the ADA, then Lessee shall promptly notify Lessor in writing of the requested alterations. Lessor shall not unreasonably withhold approval of the requested alterations to the Building or Office Space. Lessee shall, at Lessor's option, bear the sole expense of all barrier removals necessitated by Lessee's use of the Office Space. Lessor may terminate this Lease if it determines that the barrier removals necessitated by Lessee's use of the Office Space will compromise the structural integrity of the building, will interfere with the occupancy of other tenants in the Building, or are inconsistent with Lessor's overall plan for the Building or Office Space.

     4. Assignment and Subletting. Lessee shall not assign its right of occupancy under this Lease or any interest therein, or sublet the Office Space, or any portion thereof, without the prior written consent of Lessor, which the parties agree may be withheld for any reason. Notwithstanding any approved assignment or subletting of the Office Space, or any portion thereof, Lessee shall continue to be liable for the performance of the terms, conditions, and covenants of this Lease, including, but not limited to, the payment of Rent. Consent by Lessor to one or more assignments or sublettings shall not constitute a waiver of Lessor's rights as to any subsequent assignments and sublettings.

     5. Access to Premises. Lessor or its authorized agent or agents shall have the right to enter the Office Space at all reasonable times for the purpose of inspection, preventing waste, and making such alterations and repairs as Lessor may consider necessary (but without any obligations to do so, except as expressly provided herein). Lessor, or its agents, may also enter the Office Space during the final 120 days of the Term then in effect for the purpose of showing the Office Space to prospective tenants. If, during the last month of the Term, Lessee shall have removed all or substantially all of Lessee's property from the Office Space, and shall no longer be using the Office Space, Lessor may immediately enter and alter, renovate, redecorate, and lease the Office Space without elimination or abatement of Rent or incurring any liability to the Lessee for any offsets of Rent or charges owed, and such acts shall have no effect upon this Lease.

     6. Services. Lessor shall, at Lessor's expense, provide (i) elevator service, (ii) lighting to the common stairs, entries, and restrooms in the Building, (iii) toilet room supplies, (iv) janitor service five days a week, Monday through Friday (except for holidays), (v) water, (vi) sewage, and (vii) heating and air conditioning service to the Building (collectively hereinafter call "Services").

     Lessor shall select, and may change from time to time, the electric service provider for the Building. Lessee agrees to comply with any electric service provider determinations or changes made by Lessor and to provide Lessor, or the authorized electric service provider, access to Lessee's electric lines, feeders, risers, wiring, and other machinery in the Office Space, when requested by Lessor.

     Lessor shall not be liable for any damages directly resulting from, nor shall any Rent be abated by reason of (a) installation, use, or interruption of use of any equipment in connection with the furnishing of any Services, or (b) failure to furnish, or delay in furnishing, any Services when such failure or delay is caused by any condition beyond the reasonable control of Lessor, or (c) by the making of necessary repairs or improvements to the Office Space or the Building, or (d) any change, failure, defect, or disruption in the supply or character of electric service provided in the Building or Office Space. Lessor's temporary failure to furnish any Services or to provide adequate electric service to the Building or Office Space shall not be construed as an eviction of Lessee or relieve Lessee from the duty of observing or performing any of the provisions of this Lease.

     7. Condition of Office Space. The Office Space is leased to Lessee in its "as-is" condition.

     8. Repairs and Maintenance. Except as otherwise provided in this Lease, Lessor will, at its own cost and expense, make necessary repairs of damage to the Building corridors, lobby, the Building's exterior walls and structure, the roof the Building, and to the equipment used to provide the Services. Lessor shall have exclusive use of the roof. Lessor shall not be liable for any repairs necessitated by damage caused by acts or omissions of Lessee, its agents, customers, employees, or invitees, in which event Lessee will bear the cost of such repairs.

     Lessee will maintain the Office Space in good repair. Except as otherwise provided in this Lease, upon termination of this Lease, Lessee will surrender and deliver the Office Space to Lessor in the same condition in which it existed as of the Starting Date, reasonable wear and tear excepted.

     9. Alterations and Improvements. Lessee shall not make any alterations, additions, or improvements to the Office Space without the prior written approval of the Lessor. Any approved alterations and improvements to the Office Space shall be made at Lessee's sole expense. Lessee shall not allow the construction of any approved alterations, additions, or improvements to interfere with the operation of the Building. Prior to the commencement of any approved alterations, additions, or improvements, Lessee shall submit to Lessor copies of all necessary permits. Lessor reserves the right of final approval of the contractors hired by Lessee. All alterations, additions, and improvements, whether temporary or permanent in nature, made in or upon the Office Space, shall be Lessor's property and, upon termination of this Lease, shall remain in or on the Office Space without compensation to Lessee. If, however, Lessor shall so request in writing, Lessee will, prior to the termination of this Lease, remove any and all alterations, additions, and improvements placed or installed by Lessee in the Office Space and will repair any damage caused by such removal. All of Lessee's furniture, movable trade fixtures, and equipment not attached to the Building may be removed by Lessee upon or prior to the termination of this Lease, if Lessee so elects. If required by Lessor, Lessee shall remove all furniture, movable trade fixtures, and equipment from the Office Space upon termination of the Lease. Any furniture, movable trade fixtures, and equipment not removed upon the termination of this Lease shall, at the option of Lessor, become the property of Lessor.

     10. Indemnity. Lessor shall not be liable for and Lessee will indemnify and save Lessor harmless of and from any and all fines, suits, claims, demands, losses, and actions (including attorneys' fees) for any injury to any person or damage to or loss of property on or about the Office Space or the Building if caused by the negligence or misconduct or breach of this Lease by Lessee, its employees, subtenants, invitees, or by any other person entering the Office Space or the Building under an express or implied invitation of Lessee, or arising out of Lessee's use of the Office Space. Lessor shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by any matter beyond the control of Lessor or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or arise through failure to make repairs, or arise from any cause whatever, except for "Lessor" gross negligence. Lessee shall, at all times during the Term, and any extensions thereof, maintain and pay for a policy of public liability insurance in an amount not less than $500,000, naming Lessor as an additional insured thereunder. Certificates evidencing such insurance shall be furnished to Lessor upon request.

     11. Damage by Fire or Other Elements. In the event the Building should be totally destroyed by fire, tornado, or other casualty ("Casualty"), or in the event the Office Space or building should be so damaged that, in the opinion of the Lessor, rebuilding and repairs cannot be completed within 90 days after the date of the Casualty, either Lessor or Lessee, may at its option within 30 days after the date of the Casualty, terminate this Lease by giving notice to the other party in writing. In the event the Building or Office Space should be so damaged by Casualty that, in the opinion of the Lessor, rebuilding and repairs cannot be completed within 90 days after the date of Casualty, or if the Casualty should be more serious but neither Lessor nor Lessee elects to terminate this Lease, then Lessor shall, within 40 days after the date of the Casualty, commence to rebuild or repair the Building and/or the Office Space and shall proceed with reasonable diligence to restore the Building and/or the Office Space to substantially the same condition in which it was immediately prior to the happening of the Casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Lessee or other tenants within the Building or Office Space. Unless such Casualty is the result of the negligence or willful misconduct of Lessee or Lessee's employees or invitees, Lessor shall abate Lessee's Rent in its entirety during the time that the Office Space is unfit for occupancy, as determined by the Lessor. In the event that any mortgage on the Building should require that the insurance proceeds received as a result of the Casualty to be used to retire the mortgage debt, then Lessor shall have no obligation to rebuild, and this Lease shall terminate upon Lessor's notice to Lessee.

     12. Building Rules and Regulations. Lessee shall at all times observe and comply with the Rules and Regulations printed on or annexed to this Lease as Exhibit B and all reasonable modifications of and additions thereto from time to time put into effect by Lessor. Such Rules and Regulations, including any modifications or amendments thereto, are incorporated in this Lease as if fully set forth herein. Lessor shall not be responsible to Lessee for the non-performance of any of said Rules and Regulations by any other tenants or occupants of the Building.

     13. Eminent Domain. If the whole or any portion of the Building shall be taken for any public or quasi-public use under any statute or by right of eminent domain or private purchase in lieu thereof, then, Lessor or Lessee, at its option, may, within 30 days after receiving notice of such condemnation or taking, terminate this Lease by written notice to the other party. Lessee shall not be entitled to any part of any award made for such condemnation or other taking or the purchase price thereof made to Lessor.

     14. Signs and Advertising. No signs, placard, lettering, advertising material, or other notice of any kind shall be displayed or placed on or so that it is visible from the exterior of the Office Space or the Building without the prior written approval of Lessor. Upon termination of this Lease, Lessee will remove any sign, advertisement or notice painted on or affixed to the leased premises, and restore the place it occupied to the condition which existed as of the date this Lease takes effect.

     15. Default. Upon the happening or at any time after the happening of any one or more of the following events ("Event of Default"), Lessor, at its election, may declare Lessee to be in default under this Lease: (i) Lessee's failure to pay the Rent, Additional Rent, or any other sums due under this Lease for a period of 15 days after written notice by Lessor; (ii) Lessee's failure to observe, keep, or perform any of the terms, covenants, agreements, or conditions of this lease or in the Building Rules and Regulations for a period of ten business days after written notice by Lessor; (iii) Lessee's vacating or abandoning the Office Space or attempting to mortgage or pledge its interest hereunder; (iv) Lessee's interest under this Lease being sold under execution or other legal process; (v) Lessee's interest under this Lease being subject to an unauthorized attempted subletting or assignment; or (vi) any of the goods or chattels of Lessee used in or incident to the operation of Lessee's business in the Office Space being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding.

     In the event of the happening of an Event of Default, the Lessor, at its election, may at any time and in any order, exercise any one or more of the following options:

          a. Terminate Lessee's right to possession under the Lease and re-enter and retake possession of the Office Space and relet or attempt to relet the Office Space on behalf of Lessee at such rent and under such terms and conditions as Lessor may deem best under the circumstances for the purpose of reducing Lessee's liability hereunder. Lessee shall remain liable for all Rent, Additional Rent, or other sums due under this Lease and for all damages suffered by Lessor because of Lessee's breach of any of the covenants of this Lease.

          b. Declare this Lease to be terminated and re-enter and re-take possession of the Office Space, terminating all of the Lessee's right, title, and interest in and to the Office Space.

          c. Accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of this Lease to be immediately due and payable.

     The Lessor's exercise or failure to exercise any one or more of these options shall not preclude the Lessor's enforcement of any other remedies otherwise set forth in this Lease or otherwise provided by applicable law. Lessor may, in addition to any other remedies, enter the Office Space and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Lessee situated on or in the Office Space, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Lessor or its assigns may purchase. Unless otherwise provided by law, the requirement of reasonable notice should be met if such notice is given in the manner prescribed in Paragraph 22 of this Lease at lease five days before the date of such sale. The proceeds of any such sale, less any and all expenses connected with the taking of possession, holding, and selling property (including reasonable attorneys' fees), shall be applied as a credit against the indebtedness owed by the Lessee. Any surplus shall be paid to Lessee or as otherwise required by law; and Lessee shall promptly pay any deficiencies.

     No re-entry or re-taking possession of the Office Space by Lessor shall be construed as an election on its part to terminate this Lease, unless Lessor gives written notice of such intention to Lessee. Lessor's acceptance of Rent or Additional Rent following an Event of Default shall not be construed as Lessor's waiver of such Event of Default. Lessor's failure to enforce any one or more remedies upon an Event of Default shall not be deemed or construed to constitute a waiver of any violation or Event of Default.

     The parties hereby waive trial by jury in any action, proceeding, or counterclaim brought by either party on any matters arising out of or in any connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Office Space and/or the Building. The parties agree that any and all suits for breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction located in Little Rock, Pulaski County, Arkansas.

     16. Attorneys' Fees. Lessee agrees to pay all court costs and attorneys' fees incurred by Lessor in the event that Lessor at any time institutes any legal action or proceeding to enforce this Lease, or any of the provisions hereof, or otherwise employs an attorney therefor.

     17. Landlord's Lien. In addition to the statutory landlord's lien, Lessor shall at all times have a valid security interest to secure payment of all Rent, Additional Rent, and other sums becoming due under this Lease, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement, or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Lessee presently or which may later be situated in the Office Space, and all proceeds therefrom. Lessee agrees to prepare and sign any and all financing statements and other documents necessary, or requested by Lessor, to perfect Lessor's security interest in and to such property.

     18. Subordination. In consideration of the execution of this Lease by Lessor, Lessee accepts this Lease, subject to any deeds of trust, mater leases, security interests, or mortgages, which might now or hereafter constitute a lien upon the Building or improvements therein or on the Office Space. Lessee also accepts this Lease subject to any zoning ordinances, building and fire ordinances, and all government regulations relation to the use of the Building. Lessee shall, on demand, in the forms prescribed by Lessor, execute any instrument, estoppel certificates, releases, or other documents that may be requested or required by any holder of any superior interest for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. Lessee hereby appoints Lessor as its attorney-in-fact, irrevocably, to execute and deliver any such instrument or document for Lessee should Lessee fail or refuse to do so.

     19. Quiet Enjoyment. Provided Lessee has performed all of the terms, covenants, agreements, and conditions of this Lease, including the payment of Rent, Additional Rent, and other sums due hereunder, Lessee shall peaceably and quietly hold and enjoy the Office Space against Lessor and all persons claiming by, through, or under Lessor, during the Term, subject to the provisions and conditions of this Lease.

     20. Security Deposit. Waived.

     21. Mechanics Liens. Lessee agrees that it will not permit or cause any mechanics lien or liens to be placed upon the Office Space, the Building, or any improvements thereon.

     22. Notices. Any notice or document required or permitted to be delivered under this Lease shall be deemed to be delivered or given upon the earlier of when it is (i) actually received or (ii) signed for or "refused" as indicated on the postal service return receipt. Delivery may be by personal delivery or by United States Mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the respective party at its respective address set out at the end of this Lease or at such other address as the parties may later specify by written notice delivered in accordance therewith.

     23. Separability. If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under any present or future applicable laws, then it is the intention of the parties that the remainder of this Lease shall not be affected thereby.

     24. Holding Over. The failure of Lessee to surrender the Office Space upon the termination of this Lease, and the subsequent holding-over by Lessee, with or without the consent of Lessor, shall result in the creation of a tenancy at will at double the Rent in effect upon the termination. This provision does not give Lessee any right to hold over after the termination of this Lease and shall not be deemed to be a renewal of this Lease, either by operation of law or otherwise.

     25. Continuous Occupancy. Lessee will not permit the leased premises to remain vacant or unused for the purposes for which leased for more than thirty
(30) consecutive days without written consent of the lessor.

     26. Rent - A Separate Covenant. Except as otherwise provided in this Lease, Lessee shall not for any reason withhold or reduce Lessee's required payments of Rent or other charges provided in this Lease, its being agreed that the obligations of Lessor hereunder are independent of Lessee's obligations.

     27. Joint and Several Liability. If two or more individuals, corporations, partnerships, or other business associations shall sign this Lease as Lessee, the ability of each respective individual, corporation, partnership, or other business entity, and the members thereof, to pay Rent and perform all other obligations under this Lessee shall be deemed to be joint and several.

     28. Corporate Tenancy. If Lessee is a corporation or other business entity, the undersigned offer of Lessee hereby warrants and certifies to Lessor that Lessee is in good standing and is authorized to do business in Arkansas. The undersigned officer of Lessee further warrants and certifies to Lessor that he or she, as such officer, is, by his or her signature, authorized and empowered to bind the Lessee to the terms of this Lease.

     29. Brokerage Commission. Lessee represents that it has dealt directly with Terry Moore & Associates, Inc. as broker in connection with this Lease, and that insofar as Lessee knows, no other broker negotiated or participated in the negotiation of this Lease or submitted or showed the Office Space or is entitled to any commission in connection therewith.

     30. Amendments. This Lease contains the entire agreement between the parties and may not be altered, changed, or amended except by instrument in writing signed by both parties. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties, and upon their respective representatives, successors, and legal assigns, except as otherwise provided herein.

     31. Option to Move Lessee. Lessor shall have the right, upon 30 days' notice to Lessee, to require the removal of Lessee to other premises in the Building, provided that such other premises shall be substantially equivalent to or better than the Office Space, that such removal shall take place without expense to Lessee, and that all terms and conditions of this Lease shall continue in full force and effect after such removal with regard to the new premises.

     32. Special Stipulations. This items listed below are to be special terms or conditions for items not covered elsewhere in this Lease:

          a. The Office Space is leased as-is.

          b. Lessee agrees to abide by the Building Rules and Regulations, a copy of which is attached, in effect during the term of this Lease.

     33. Renewal Option. Lessee shall have the option to renew this Lease for one additional 36-month period under the same terms and conditions contained in this Lease, provided, Lessee must notify Lessor in writing of its intention to renew at least 120 days prior to the expiration of the Term then in effect.

     34. Agency Disclosures. The subparagraph(s) selected below shall represent the agency relationships reflected in this Lease agreement:

          a. Lessor Agency. When the Lessee is not represented by a separate agent, the only agency in effect is that between Lessor and the agent.

          b. Lessee Agency. Lessee authorizes the Lessor's agent to pay from the
     agent's   leasing   fee  a  share   deemed   competitive   by  the   agent,
     to____________________________________________ as agent of the Lessee.

          c. Dual Agency. Lessor and Lessee agree that ___________________________________ may represent both parties in this transaction to lease the leased premises to the Lessee, subject to an agency agreement or similar representation agreement with the named agent. Should this situation arise, the Lessor and Lessee agree as follows:

               (1) The agent shall not disclose to the Lessee or Lessor any personal, financial, or other confidential information about the other party without that party's express written consent. This restriction excludes information related to material property information which is known to the agent and other information which must, at the agent's discretion, be disclosed.

               (2) Lessee acknowledges notification that, when the agent represents both parties, a possible conflict of interest can arise; and under this Lease, the Lessee and Lessor agree to forfeit their right to receive the undivided loyalty of the agent, provided that the Lessee has also agreed, under its agreement with the agent, to forfeit their right to receive the undivided loyalty of the agent.

               (3) Lessee and Lessor agree to waive any claim now or hereafter arising out of the agent's representing both parties.

     35. Fair Housing. Lessor and Lessee agree that equal service will be provided to all persons regardless of race, color, religion, sex, marital status, national origin, disability, familial status or age. Additionally, Lessor and Lessee agree that the agent must comply with all state and federal laws while performing this agreement.

     36. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Arkansas.

     37. Recordation of Lease. This Lease shall not be recorded. A short form or memorandum of this Lease may be recorded upon request by either Lessor or Lessee, provided, however, that Lessor shall approve such short form or memorandum prior to recordation.

     THIS IS A LEGALLY BINDING CONTRACT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Lease as of the date first shown above.

                                          EXECUTIVE PARK PARTNERSHIP

                                          By:/s/Terry Moore
                                                Terry Moore & Associates, Inc.
                                                Managing Agent

                                          Address:320 Executive Court, Suite 300
                                                Little Rock, Arkansas 72205-4545

WITNESS:

/s/Dilmah L. Coyle

                                     LESSEE

                                          By:

                                          Name:/s/Tery Baskin
                                          Title:  President

                                          Address:320 Executive Court, Suite 201
                                                  Little Rock, AR 72205